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Scudder Emerging Markets Income Fund

Class AARP and Class S Shares

Semiannual Report

April 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Emerging Markets Income Fund	Ticker Symbol	Fund Number
Class AARP	SEMKX	176
Class S	SCEMX	076

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

In the face of a slowing global economy and falling corporate profits, emerging-market bonds have demonstrated strong performance for the past several months. With some notable exceptions, several emerging-market countries have benefited from stronger economic growth, greater fiscal discipline and, in some cases, rising oil prices. As a result, more investors have shifted money into emerging-market bonds, resulting in higher prices for these securities, which has contributed to the performance of Scudder Emerging Markets Income Fund.

As noted in the Portfolio Management Review that begins on page 6, the portfolio managers have been able to capitalize on this positive environment by emphasizing markets with growing economies and manageable debt, while minimizing exposure to countries that still seem to be struggling in their efforts at fiscal reform. While the strong returns of the past six months are not likely to be repeated in the near term, we believe Scudder Emerging Markets Income Fund can continue to play an important role in the fixed-income portion of an investor's diversified portfolio.

Thank you for your continued investment in Scudder Emerging Markets Income Fund.

Sincerely,

William F. Glavin, Jr.
President
Scudder Emerging Markets Income Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary April 30, 2002

Average Annual Total Returns**
Scudder Emerging Markets Income Fund	6-Month	1-Year	3-Year	5-Year	Life of Class*
Class S	19.04%	19.98%	14.07%	4.24%	8.12%
J.P. Morgan Emerging Markets Bond Index Plus++	7.38%	5.33%	11.52%	7.74%	9.66%

Scudder Emerging Markets Income Fund	6-Month	1-Year	Life of Class(a)
Class AARP	19.04%	19.97%	14.28%
J.P. Morgan Emerging Markets Bond Index Plus++	7.38%	5.33%	5.37%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on December 31, 1993.
a On October 2, 2000 the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/02	$ 8.34	$ 8.33
10/31/01	$ 7.37	$ 7.36
Distribution Information: Six Months: Income Dividends	$ .40	$ .40
Latest Quarterly Income Dividend	$ .19	$ .19
SEC 30-day Yield+	7.47%	7.47%
Current Annualized Distribution Rate+	9.11%	9.12%

+ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings** - Emerging Markets Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	20	of	52	38
3-Year	26	of	49	52
5-Year	20	of	31	63

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment**
-- Scudder Emerging Markets Income Fund - Class S -- J.P. Morgan Emerging Markets Bond Index Plus++

Yearly periods ended April 30

Comparative Results**
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$11,998	$14,842	$12,307	$19,158
	Average annual total return	19.98%	14.07%	4.24%	8.12%
J.P. Morgan Emerging Markets Bond Index Plus++	Growth of $10,000	$10,533	$13,868	$14,520	$21,571
	Average annual total return	5.33%	11.52%	7.74%	9.66%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 31, 1993.
** Returns and rankings during the life of class period shown for Class S reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
++ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Jan Faller and Portfolio Manager Jack Janasiewicz discuss Scudder Emerging Markets Income Fund's strategy and the market environment for the six-month period ended April 30, 2002.

Q: How would you characterize the fund's market environment over the past six months?

A: The past six months have witnessed a strong return for emerging market bonds. Both technical and fundamental factors have helped lead to price appreciation. On the technical side, we have seen money flowing into emerging markets at an increasing rate, both from managers who are dedicated to emerging markets as well as from investors who include emerging markets in broader global fixed-income portfolios. From a fundamental standpoint, many of the emerging market economies have gotten stronger, which has given investors greater confidence in these markets at a time when the U.S. corporate markets are facing concerns about accounting practices. These trends, coupled with a perceived rebound in the global economy, have been largely responsible for emerging markets' six-month return.

Q: How did the fund perform over this period?

A: The fund's Class S shares returned 19.04 percent during this period, taking advantage of the strength in emerging markets. The J.P. Morgan Emerging Markets Bond Index Plus returned 7.38 percent, while the average Emerging Markets Debt Funds as tracked by Lipper, Inc. returned 15.25 percent for the same period. The fund's 30-day net annualized yield was 7.47 percent as of April 30.

Q: How did you achieve this return?

A: We had an optimistic view of emerging markets during the period and therefore increased the fund's positions in many of the high-yielding credits within these markets. At the same time, several key oil exporting countries where we had strategically positioned fund assets benefited from rising oil prices. Country selection was an important contributor to performance, as the fund had very little exposure to Colombia and Argentina and as we continued to favor countries with improving economies, such as Russia and Ecuador.

Q: What were some of the strongest-performing countries among the emerging markets?

A: Against the backdrop of improving fundamentals and rising oil prices, Russia and Ecuador were the strongest-performing countries during the period. Oil accounts for roughly 50 percent of Ecuador's exports and about 40 percent of Russia's. More importantly, the economic picture continues to improve in both countries. In Ecuador, we have remained optimistic that a standby loan agreement with the International Monetary Fund will be reached, which would cover any potential gaps in financing. Economic growth remains strong while inflation continues to decline. While the uncertain political outlook creates some risk, we believe oil profits will give the government some room to maneuver. As for Russia, an improved debt picture and strengthening geopolitical ties with the West continue to point toward strength in the country's bonds. Russian monetary reserves continue to grow, and the government is demonstrating active debt management by buying back outstanding bonds that are more costly to service. Given its commitment to reform and fiscal prudence, we expect Russia to see additional upgrades from major credit-rating agencies before the end of the year.

Q: What were some of the weaker performers?

A: Argentina and Colombia were our biggest concerns, and the fund had the smallest exposure to these markets during the period, compared with our Lipper peers. We do not feel that current bond prices fully reflect the risks associated with Argentina. Politics will likely continue to drive policy, leaving the current administration under potentially stiff pressure. The banking system still has many unresolved issues, and the amount of money in both the domestic and external markets remains extremely low. With Argentine provinces strapped for cash and the lack of fiscal flexibility, printing money appears to be one alternative that may be tried. This leads us to our biggest concern regarding Argentina - the potential for hyperinflation.

In Colombia, politics have taken center stage with the election season in full swing. Presidential elections were slated for May, with the peace negotiations between the government and the communist guerillas - which have been going on for several years - taking priority on the political platforms. Increasing violence leading up to the elections has caused concern, but the fiscal-year 2001 performance is just as disappointing. Given the ongoing election campaign, we don't expect to see any action addressing key reforms until the second half of the year at the earliest.

Q: What's your outlook for Latin America in general?

A: We are taking a cautious approach to Latin America. We have reduced the fund's exposure to the region and shifted the proceeds to Eastern Europe and Asia. The risks to the region are beginning to rise as the political environment has begun to heat up in countries such as Colombia (May presidential elections), Argentina and Brazil (both with October presidential elections), and Venezuela (a failed military coup). In addition, while rising oil prices continue to benefit numerous Latin countries (including Ecuador, Mexico, and Venezuela), net oil importers such as Brazil could see an uptick in inflation, putting pressure on interest rates and the currency.

Q: What do you like in Eastern Europe and Asia?

A: We continue to favor Turkey and Russia in Eastern Europe and the Philippines in Asia. We've already touched on Russia, so let's talk about Turkey. We have witnessed the start of a positive series of events in Turkey recently and expect that cycle to continue, at least in the near term. The currency has recovered significantly at the same time interest rates have declined, which has allowed the central bank to shift its focus to controlling inflation. Signs of growth are slowly emerging, and we believe the geopolitical importance of Turkey should not be underestimated. In Asia, the Philippines continues to be our top pick. The fiscal deterioration has been reversed, and the economy has been resilient in the face of the global slowdown and declining exports. We think the economic outlook for the remainder of the year is positive and the financing outlook is manageable. The government has already financed a significant amount of its 2002 needs.

Q: What is your outlook for emerging market debt as a whole over the coming months?

A: Given the tremendous returns we have seen thus far this year, we have a more cautious view of the market over the near term. At their current levels, bond prices in most countries represent something close to fair value. We expect price volatility to increase, because global aversion to risk has shown signs of increasing. However, this allows us to focus on more defensive names within the emerging markets universe. The global backdrop also is of concern given the tensions in the Middle East as well as the prospects for higher interest rates in the United States later in the year. We expect Latin America to be largely driven by politics given the current electoral cycles, with Brazil being the main focus. Against this backdrop, we still see value in the market, especially in Eastern Europe and Asia, and have positioned the fund accordingly.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Asset Allocation	4/30/02	10/31/01

Debt Obligations	95%	100%
Cash Equivalents	5%	-
	100%	100%

Geographical (Excludes Cash Equivalents)	4/30/02	10/31/01

Brazil	26%	18%
Russia	25%	21%
Philippines	8%	-
Turkey	6%	-
Algeria	6%	-
Venezuela	5%	3%
Ecuador	5%	2%
United States	3%	5%
Ukraine	3%	1%
Mexico	3%	18%
Peru	3%	7%
Colombia	3%	6%
Bulgaria	-	7%
Other	4%	12%
	100%	100%

Currency Exposure	4/30/02	10/31/01

United States	100%	100%

Average Life (Excludes Cash Equivalents)	4/30/02	10/31/01

0 < 3 years	8%	11%
3 < 5 years	15%	10%
5 < 10 years	44%	60%
10+ years	33%	19%
	100%	100%

Asset Allocation, Geographical Diversification and Currency Exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002

	Principal Amount ($)	Value ($)
Bonds 94.7%
Algeria 5.3%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.875%, 3/4/2010	7,752,000	7,131,840
Brazil 25.0%
Federative Republic of Brazil: 8.875%, 4/15/2024	2,000,000	1,320,000
10.125%, 5/15/2027	2,450,000	1,813,000
11.0%, 8/17/2040	4,600,000	3,565,000
14.5%, 10/15/2009	2,500,000	2,662,500
Floating Rate Debt Conversion Bond, LIBOR plus ..8125%, 3.062%, Series L, 4/15/2009	5,400,000	4,293,000
Floating Rate Debt Conversion Bond, LIBOR plus ..875%, 3.125%, Series L, 4/15/2012	2,700,000	1,928,799
New Money Bond, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 3.125%, 4/15/2009	8,317,647	6,747,691
Federative Republic of Brazil, C Bond: 8.0%, 4/15/2014	12,086,289	9,434,797
Series L, 8.0%, 4/15/2014	2,154,968	1,682,222
		33,447,009
Colombia 2.4%
Republic of Colombia, 11.75%, 2/25/2020	3,200,000	3,182,400
Ecuador 4.4%
Republic of Ecuador, Step-up Coupon, 5.0%, 8/15/2030	10,140,000	5,830,500
Jamaica 2.3%
Government of Jamaica, 11.625%, 1/15/2022	2,900,000	3,146,500
Malaysia 1.9%
Petroliam Nasional Berhad, 7.625%, 10/15/2026	2,500,000	2,506,738
Mexico 2.7%
United Mexican States: 8.125%, 12/30/2019	3,600,000	3,639,600
Series A, Value Recovery Rights	10,611,000	16,978
		3,656,578
Peru 2.7%
Republic of Peru, Floating Rate Debt Conversion Interest Reduction Bond, Step-up Coupon, 4.0%, 3/7/2017	5,000,000	3,600,000
Philippines 7.8%
Philippine Long Distance Telephone, 11.375%, 5/15/2012	2,300,000	2,296,387
Republic of the Philippines: 8.375%, 3/12/2009	2,800,000	2,835,000
10.625%, 3/16/2025	4,900,000	5,298,125
		10,429,512
Russia 23.4%
Mobile Telesystems Financial, 10.95%, 12/20/2004	2,700,000	2,796,382
Russian Federation: 8.25%, 3/31/2010	6,100,000	5,978,000
10.0%, 6/26/2007	1,500,000	1,608,750
12.75%, 6/24/2028	1,450,000	1,769,000
Step-up Coupon, 5.0%, 3/31/2030	17,510,000	12,103,788
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	10,250,000	7,110,938
		31,366,858
Turkey 5.9%
Republic of Turkey: 11.875%, 1/15/2030	4,500,000	4,680,000
12.375%, 6/15/2009	3,000,000	3,240,000
		7,920,000
Ukraine 2.8%
Government of Ukraine, 11.0%, 3/15/2007	3,649,000	3,747,249
United States 2.9%
Pemex Master Trust, 8.625%, 2/1/2022	30,000	30,900
Pemex Project Funding Master Trust, Series A, 9.125%, 10/13/2010	3,500,000	3,841,250
		3,872,150
Venezuela 5.2%
Republic of Venezuela, Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 2.875%, 12/18/2007	8,428,445	6,974,538
Total Bonds (Cost $124,651,966)		126,811,872

Cash Equivalents 5.3%
Federal Home Loan Bank, 1.79%*, 5/1/2002 (Cost $7,122,000)	7,122,000	7,122,000
Total Investment Portfolio - 100.0% (Cost $131,773,966) (a)		133,933,872

* Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $131,778,326. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $2,155,546. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,913,709 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,758,163.
At April 30, 2002, outstanding written options were as follows:
Put Options	Principal Amount ($)	Expiration Date	Strike Price	Value ($)
Brazil C Bond	5,541,345	5/2/2002	USD 71.25	-
Brazil C Bond	5,541,345	5/28/2002	USD 75.75	38,235
Total outstanding written options (Premiums received $150,724)				38,235

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002
Assets
Investments in securities, at value (cost $131,773,966)	$ 133,933,872
Cash	1,227
Receivable for investments sold	20,613,394
Interest receivable	1,776,813
Receivable for Fund shares sold	197,504
Total assets	156,522,810
Liabilities
Payable for investments purchased	15,667,421
Payable for Fund shares redeemed	98,780
Written options, at value (premiums received $150,724)	38,235
Accrued management fee	108,528
Other accrued expenses and payables	72,654
Total liabilities	15,985,618
Net assets, at value	$ 140,537,192
Net Assets
Net assets consist of: Undistributed net investment income	540,432
Net unrealized appreciation (depreciation) on: Investments	2,159,906
Written options	112,489
Accumulated net realized gain (loss)	(97,342,369)
Paid-in capital	235,066,734
Net assets, at value	$ 140,537,192

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($8,159,316 / 978,478 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.34
Class S Net Asset Value, offering and redemption price per share ($131,097,068 / 15,732,445 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.33
Class A Net Asset Value and redemption price per share ($1,028,457 / 123,469 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 8.33
Maximum offering price per share (100 / 95.50 of $8.33)	$ 8.72
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($224,873 / 26,946 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 8.35
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,478 / 3,292 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 8.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002
Investment Income
Income: Interest	$ 6,821,277
Expenses: Management fee	654,381
Administrative fee	425,411
Distribution service fees	709
Directors' fees and expenses	2,417
Other	5,229
Total expenses	1,088,147
Net investment income	5,733,130
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	15,434,594
Written options	(163,632)
Foreign currency related transactions	(132,888)
15,138,074
Net unrealized appreciation (depreciation) during the period on: Investments	1,423,273
Written options	69,754
1,493,027
Net gain (loss) on investment transactions	16,631,101
Net increase (decrease) in net assets resulting from operations	$ 22,364,231

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002	Year Ended October 31, 2001
Operations: Net investment income	$ 5,733,130	$ 14,528,842
Net realized gain (loss) on investment transactions	15,138,074	(10,809,019)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,493,027	3,731,375
Net increase (decrease) in net assets resulting from operations	22,364,231	7,451,198
Distributions to shareholders from: Net investment income: Class AARP	(314,323)	(336,517)
Class S	(6,116,699)	(15,791,497)
Class A	(5,772)	(2,480)
Class B	(3,190)	(47)
Class C	(1,371)	(45)
Fund share transactions: Proceeds from shares sold	26,202,725	61,804,073
Reinvestment of distributions	5,576,562	13,869,552
Cost of shares redeemed	(27,633,102)	(85,937,325)
Net increase (decrease) in net assets from Fund share transactions	4,146,185	(10,263,700)
Increase (decrease) in net assets	20,069,061	(18,943,088)
Net assets at beginning of period	120,468,131	139,411,219
Net assets at end of period (including undistributed net investment income of $540,432 and $1,248,657, respectively)	$ 140,537,192	$ 120,468,131

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended October 31,	2002[a,d]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.37	$ 7.89	$ 8.01
Income from investment operations: Net investment income[c]	.35	.84	.05
Net realized and unrealized gain (loss) on investment transactions	1.02	(.42)	(.17)
Total from investment operations	1.37	.42	(.12)
Less distributions from: Net investment income	(.40)	(.94)	-
Net asset value, end of period	$ 8.34	$ 7.37	$ 7.89
Total Return (%)	19.04**	5.23	(1.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5.42
Ratio of expenses (%)	1.66*	1.67	1.65*
Ratio of net investment income (%)	8.76*	10.72	7.45*
Portfolio turnover rate (%)	789*	685	338
[a] For the six months ended April 30, 2002.
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $.004, increase net realized and unrealized gain (loss) per share by $.004, and decrease the ratio of net investment income to average net assets from 8.85% to 8.76%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2002[a,d]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 7.36	$ 7.89	$ 7.46	$ 7.04	$ 12.22	$ 12.98
Income from investment operations: Net investment income[b]	.35	.84	.83	.63	1.04	1.06
Net realized and unrealized gain (loss) on investment transactions	1.02	(.42)	.31	.49	(3.71)	.46
Total from investment operations	1.37	.42	1.14	1.12	(2.67)	1.52
Less distributions from: Net investment income	(.40)	(.95)	(.71)	(.64)	(1.01)	(1.10)
Net realized gains on investment transactions	-	-	-	-	(1.50)	(1.18)
Tax return of capital	-	-	-	(.06)	-	-
Total distributions	(.40)	(.95)	(.71)	(.70)	(2.51)	(2.28)
Net asset value, end of period	$ 8.33	$ 7.36	$ 7.89	$ 7.46	$ 7.04	$ 12.22
Total Return (%)	19.04**	5.40	15.32	16.70	(27.60)	12.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131	116	139	192	214	324
Ratio of expenses before expense reductions (%)	1.66*	1.67	1.72[c]	1.75	1.56	1.49
Ratio of expenses after expense reductions (%)	1.66*	1.67	1.71[c]	1.75	1.56	1.49
Ratio of net investment income (%)	8.76*	10.72	10.50	8.82	9.97	8.03
Portfolio turnover rate (%)	789*	685	338	327	240	410
[a] For the six months ended April 30, 2002.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions was 1.67%.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $.004, increase net realized and unrealized gain (loss) per share by $.004, and decrease the ratio of net investment income to average net assets from 8.85% to 8.76%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward exchange contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $112,454,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($45,861,000), October 31, 2007 ($54,248,000) and October 31, 2008 ($12,345,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $485,871,903 and $489,542,321, respectively.

Transactions in written options for the six months ended April 30, 2002, are summarized as follows:

	Number of Contracts	Premiums
Outstanding, beginning of period	2,750,000	$ 45,375
Options written	51,008,330	1,032,484
Options closed	(20,000,000)	(871,057)
Options expired	(22,675,640)	(56,078)
Outstanding, end of period	11,082,690	$ 150,724

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.650%, 0.650%, 0.675%, 0.725% and 0.700% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class S	$ 404,125	$ 67,057
Class AARP	19,982	3,815
Class A	1,043	361
Class B	207	116
Class C	54	10
	$ 425,411	$ 71,359

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 214	$ 122
Class C	58	10
	$ 272	$ 132

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 346	$ 211
Class B	71	46
Class C	20	12
	$ 437	$ 269

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002 aggregated $789.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $0 and $511, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	522,366	$ 4,260,167	949,760	$ 7,433,634
Class S	1,881,899	14,960,828	6,375,300	50,598,991
Class A	846,100	6,681,394	503,227	3,766,309*
Class B	26,757	222,858	539	4,085*
Class C	9,395	77,478	129	1,054*
		$ 26,202,725		$ 61,804,073
Shares issued to shareholders in reinvestment of distributions
Class AARP	32,512	$ 258,895	34,853	$ 266,089
Class S	670,157	5,308,983	1,766,593	13,603,321
Class A	626	5,097	7	50*
Class B	293	2,419	6	47*
Class C	141	1,168	6	45*
		$ 5,576,562		$ 13,869,552
Shares redeemed
Class AARP	(206,301)	$ (1,676,077)	(407,599)	$ (3,129,074)
Class S	(2,549,336)	(20,174,558)	(10,037,808)	(79,080,106)
Class A	(724,945)	(5,724,448)	(501,546)	(3,728,081)*
Class B	(640)	(5,332)	(9)	(64)*
Class C	(6,379)	(52,687)	-	-*
		$ (27,633,102)		$ (85,937,325)
Net increase (decrease)
Class AARP	348,577	$ 2,842,985	577,014	$ 4,570,649
Class S	2,720	95,253	(1,895,915)	(14,877,794)
Class A	121,781	962,043	1,688	38,278*
Class B	26,410	219,945	536	4,068*
Class C	3,157	25,959	135	1,099*
		$ 4,146,185		$ (10,263,700)

* For the period from June 18, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

G. Change In Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $15,775 reduction in cost of securities and a corresponding $15,775 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $60,513, decrease net unrealized appreciation by $2,305 and increase net realized gains (losses) by $62,818. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts June 10, 2002	PricewaterhouseCoopers LLP

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Emerging Markets Income Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
10,196,443	344,505	169,609

2. To approve a new sub-advisory agreement between the fund's investment manager and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
10,187,949	339,351	183,257

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669.

Notes

Notes

Notes